Supplement Dated March 8, 2001, to
The Prospectus dated December 22, 2000, for
SURVIVOR DIMENSIONS VARIABLE UNIVERSAL LIFE
A FLEXIBLE PREMIUM ADJUSTABLE COMBINATION FIXED
AND VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
Southland Life Insurance Company
and
Southland Separate Account L1

This Supplement revises certain information to that contained in your Prospectus dated May 1, 2000. Please read it carefully and keep it with your Prospectus for future reference.

The portfolio objectives in the "Investment Portfolio Objectives" for INVESCO VIF Equity Income Fund and VIF Utilities Fund on page 17 are hereby deleted and replaced as follows.

INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/ Adviser/ Manager/ Sub-Adviser	Investment Objective and/or Principal Investment Strategy
VIF-Equity Income Fund	Investment Company: INVESCO Variable Investment Funds, Inc. Investment Adviser: INVESCO Funds Group, Inc.	Seeks high total return through both growth and current income by investing primarily in dividend-paying common and preferred stocks. The rest of the fund's assets are invested in debt securities, and lower-grade debt securities.
VIF-Utilities Fund	Investment Company: INVESCO Variable Investment Funds, Inc. Investment Adviser: INVESCO Funds Group, Inc.	Seeks capital appreciation and income by investing primarily in companies doing business in the utilities economic sector. The remainder of the fund's assets are not required to be invested in the utilities economic sector.

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